December 19, 2022

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Global Real Return Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the fund's sub-adviser.

Aron Pataki and Andrew Warwick are the fund's primary portfolio managers, positions they have held since December 2015 and January 2019, respectively. Messrs. Pataki and Warwick are global investment managers and members of the real return team at NIM.

*********

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Aron Pataki and Andrew Warwick are the fund's primary portfolio managers, positions they have held since December 2015 and January 2019, respectively. Messrs. Pataki and Warwick are global investment managers and members of the real return team at NIM. Mr. Pataki joined NIM in 2006. Mr. Warwick joined NIM in July 2018, prior to which he was a member of the multi-asset team at BlackRock, Inc. since 2006, where he was responsible for managing absolute and relative return mandates and served as the head of research specializing in equity thematic views and risk premia strategies.

6278STK1222